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                                                                 Exhibit 10.11




                                  PROMISSORY NOTE


$763,367.00                                                  BALTIMORE, MARYLAND
                                                                OCTOBER 31, 1997


    WITHIN TEN YEARS, Chapman Capital Management, Incorporated promises to pay to the order of The Chapman Co., Seven hundred sixty-three thousand three hundred sixty-seven dollars ($763,367.00), at its offices in Baltimore, Maryland, together with interest thereon from the date hereof until paid at the rate of 6.68% per annum.


                                /S/ NATHAN A. CHAPMAN, JR.
                                ------------------------------
                                NATHAN A. CHAPMAN, JR PRESIDENT
                                CHAPMAN CAPITAL MANAGEMENT